EXHIBIT 99.3
                                                                    ------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                                   )      CHAPTER 11
                                          )
 WESTPOINT STEVENS STORES INC.            )      CASE NO.          03-13536-RDD

                REPORTING PERIOD                JUNE 1, 2003 TO JUNE 30, 2003


                            MONTHLY OPERATING REPORT

--------------------------------------------------------------------------------

                                                                       SCHEDULE
                         REQUIRED DOCUMENTS                            ATTACHED
--------------------------------------------------------------------------------
Income Statement                                                          X
--------------------------------------------------------------------------------
Balance Sheet                                                             X
--------------------------------------------------------------------------------
Statement of Cash Flows                                                   X
--------------------------------------------------------------------------------
Schedule of Federal, State, and Local Taxes
Collected, Received, Due or Withheld                                      X
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DEBTOR'S ADDRESS:                 507 WEST 10TH STREET, WEST POINT, GA  31833
--------------------------------------------------------------------------------
PREPARER:                         DIANNE NOLEN
--------------------------------------------------------------------------------
DEBTOR'S ATTORNEY:                WEIL, GOTSHAL & MANGES LLP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONTHLY DISBURSEMENTS:                                             $ 2,927,008
--------------------------------------------------------------------------------
MONTHLY PROFIT (LOSS):                                             $  (374,000)
--------------------------------------------------------------------------------


  The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

--------------------------------------------------------------------------------
DEBTOR-IN-POSSESSION              WESTPOINT STEVENS STORES INC.
--------------------------------------------------------------------------------
BY:                               LESTER D. SEARS
--------------------------------------------------------------------------------
ITS:                              SENIOR VICE PRESIDENT - FINANCE, AND
                                  CHIEF FINANCIAL OFFICER
--------------------------------------------------------------------------------
SIGNATURE
--------------------------------------------------------------------------------
DATE
--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                               )           CHAPTER 11
                                      )
 WESTPOINT STEVENS STORES INC.        )           CASE NO.        03-13536-RDD

             REPORTING PERIOD                     JUNE 1, 2003 TO JUNE 30, 2003

                             STATEMENT OF OPERATIONS


(in $ thousands)

------------------------------------------------------------------------------------------------------------------------
Total sales                                                                                                     $ 8,194
------------------------------------------------------------------------------------------------------------------------

Cost of sales                                                                                                     5,018
------------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                                                                                      3,176
------------------------------------------------------------------------------------------------------------------------

Selling and administrative expenses
   Selling expense                                                                                                2,552
   Warehousing and shipping                                                                                         235
   Advertising                                                                                                      121
   Division administrative expense                                                                                  279
   MIS expense                                                                                                       55
   Corporate administrative expense                                                                                 135
------------------------------------------------------------------------------------------------------------------------
TOTAL SELLING AND ADMINISTRATIVE EXPENSE                                                                          3,377
------------------------------------------------------------------------------------------------------------------------

Restructuring and impairment charge                                                                                   -
Goodwill impairment charge                                                                                            -

------------------------------------------------------------------------------------------------------------------------
Profit / (loss) from operations                                                                                    (201)
------------------------------------------------------------------------------------------------------------------------

Interest expense
   Interest expense - outside                                                                                         -
   Capitalized interest expense                                                                                       -
   Interest expense - intercompany                                                                                  173
   Interest income                                                                                                    -
   Interest income - intercompany                                                                                     -
------------------------------------------------------------------------------------------------------------------------
NET INTEREST EXPENSE                                                                                                173
------------------------------------------------------------------------------------------------------------------------

Other expense
   Miscellaneous                                                                                                      -
   Royalties - intercompany                                                                                           -
   Transaction gain/loss                                                                                              -
------------------------------------------------------------------------------------------------------------------------
Total other expense                                                                                                   -
------------------------------------------------------------------------------------------------------------------------

Other income
   Royalties - intercompany                                                                                           -
   Dividends                                                                                                          -
   Sale of assets                                                                                                     -
   Miscellaneous                                                                                                      -
------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                                                                                    -
------------------------------------------------------------------------------------------------------------------------
Net other expense                                                                                                     -
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Income (loss) before Chapter 11 reorganization expenses
  and income taxes (benefit) and extraordinary item                                                                (374)
------------------------------------------------------------------------------------------------------------------------

Chapter 11 reorganization expenses                                                                                    -

Income taxes (benefit)                                                                                                -

------------------------------------------------------------------------------------------------------------------------
Income (loss) before extraordinary item                                                                            (374)
------------------------------------------------------------------------------------------------------------------------

Extraordinary item - net of taxes                                                                                     -

------------------------------------------------------------------------------------------------------------------------
   Net income (loss)                                                                                             $ (374)
------------------------------------------------------------------------------------------------------------------------

              UNITED STATES BANKRUPTCY COURT
               SOUTHERN DISTRICT OF NEW YORK

 IN RE:                               )        CHAPTER 11
                                      )
 J.P. STEVENS ENTERPRISES, INC.       )        CASE NO.     03-13535-RDD

              REPORTING PERIOD                 JUNE 1, 2003 TO JUNE 30, 2003

                 MONTHLY OPERATING REPORT

--------------------------------------------------------------------------------

                                                                  SCHEDULE
                     REQUIRED DOCUMENTS                           ATTACHED
--------------------------------------------------------------------------------
Income Statement                                                     X
--------------------------------------------------------------------------------
Balance Sheet                                                        X
--------------------------------------------------------------------------------
Statement of Cash Flows                                              X
--------------------------------------------------------------------------------
Schedule of Federal, State, and Local Taxes -
Collected, Received, Due or Withheld                                 X
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DEBTOR'S ADDRESS:                3993 HOWARD HUGHES PARKWAY, SUITE 250,
                                 LAS VEGAS, NV 89109
--------------------------------------------------------------------------------
PREPARER:                        DIANNE NOLEN
--------------------------------------------------------------------------------
DEBTOR'S ATTORNEY:               WEIL, GOTSHAL & MANGES LLP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONTHLY DISBURSEMENTS:                                                $ 1,632
--------------------------------------------------------------------------------
MONTHLY PROFIT (LOSS):                                              $ 160,000
--------------------------------------------------------------------------------


  The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

--------------------------------------------------------------------------------
DEBTOR-IN-POSSESSION             J.P. STEVENS ENTERPRISES, INC.
--------------------------------------------------------------------------------
BY:                              LESTER D. SEARS
--------------------------------------------------------------------------------
ITS:                             SENIOR VICE PRESIDENT - FINANCE, AND
                                 CHIEF FINANCIAL OFFICER
--------------------------------------------------------------------------------
SIGNATURE
--------------------------------------------------------------------------------
DATE
--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                                 )      CHAPTER 11
                                        )
 J.P. STEVENS ENTERPRISES, INC.         )      CASE NO.        03-13535-RDD

             REPORTING PERIOD                  JUNE 1, 2003 TO JUNE 30, 2003

                             STATEMENT OF OPERATIONS

(in $ thousands)

-----------------------------------------------------------------------------------------------------------------------------
Total sales                                                                                                              $ -
-----------------------------------------------------------------------------------------------------------------------------

Cost of sales                                                                                                              -
-----------------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                                                                                               -
-----------------------------------------------------------------------------------------------------------------------------

Selling and administrative expenses
   Selling expense                                                                                                         1
   Warehousing and shipping                                                                                                -
   Advertising                                                                                                             -
   Division administrative expense                                                                                         -
   MIS expense                                                                                                             -
   Corporate administrative expense                                                                                        -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL SELLING AND ADMINISTRATIVE EXPENSE                                                                                   1
-----------------------------------------------------------------------------------------------------------------------------

Restructuring and impairment charge                                                                                        -
Goodwill impairment charge                                                                                                 -

-----------------------------------------------------------------------------------------------------------------------------
Profit / (loss) from operations                                                                                           (1)
-----------------------------------------------------------------------------------------------------------------------------

Interest expense
   Interest expense - outside                                                                                              -
   Capitalized interest expense                                                                                            -
   Interest expense - intercompany                                                                                         -
   Interest income                                                                                                         -
   Interest income - intercompany                                                                                         57
-----------------------------------------------------------------------------------------------------------------------------
NET INTEREST EXPENSE                                                                                                     (57)
-----------------------------------------------------------------------------------------------------------------------------

Other expense
   Miscellaneous                                                                                                           -
   Royalties - intercompany                                                                                                -
   Transaction gain/loss                                                                                                   -
-----------------------------------------------------------------------------------------------------------------------------
Total other expense                                                                                                        -
-----------------------------------------------------------------------------------------------------------------------------

Other income
   Royalties - intercompany                                                                                              190
   Dividends                                                                                                               -
   Sale of assets                                                                                                          -
   Miscellaneous                                                                                                           -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                                                                                       190
-----------------------------------------------------------------------------------------------------------------------------
Net other expense                                                                                                       (190)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Income (loss) before Chapter 11 reorganization expenses
  and income taxes (benefit) and extraordinary item                                                                      246
-----------------------------------------------------------------------------------------------------------------------------

Chapter 11 reorganization expenses                                                                                         -

Income taxes (benefit)                                                                                                    86

-----------------------------------------------------------------------------------------------------------------------------
Income (loss) before extraordinary item                                                                                  160
-----------------------------------------------------------------------------------------------------------------------------

Extraordinary item - net of taxes                                                                                          -

-----------------------------------------------------------------------------------------------------------------------------
   Net income (loss)                                                                                                   $ 160
-----------------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                                  )        CHAPTER 11
                                         )
 WESTPOINT STEVENS INC. I                )        CASE NO.         03-13533-RDD

              REPORTING PERIOD                    JUNE 1, 2003 TO JUNE 30, 2003

                            MONTHLY OPERATING REPORT
--------------------------------------------------------------------------------

                                                                       SCHEDULE
                     REQUIRED DOCUMENTS                                ATTACHED
--------------------------------------------------------------------------------
Income Statement                                                          X
--------------------------------------------------------------------------------
Balance Sheet                                                             X
--------------------------------------------------------------------------------
Statement of Cash Flows                                                   X
--------------------------------------------------------------------------------
Schedule of Federal, State, and Local Taxes
Collected, Received, Due or Withheld                                      X
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DEBTOR'S ADDRESS:                    3993 HOWARD HUGHES PARKWAY, SUITE 250,
                                     LAS VEGAS, NV 89109
--------------------------------------------------------------------------------
PREPARER:                            DIANNE NOLEN
--------------------------------------------------------------------------------
DEBTOR'S ATTORNEY:                   WEIL, GOTSHAL & MANGES LLP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONTHLY DISBURSEMENTS:                                    $ 2,141,457
--------------------------------------------------------------------------------
MONTHLY PROFIT (LOSS):                                    $ 3,318,000
--------------------------------------------------------------------------------


  The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

--------------------------------------------------------------------------------
DEBTOR-IN-POSSESSION                WESTPOINT STEVENS INC. I
--------------------------------------------------------------------------------
BY:                                 LESTER D. SEARS
--------------------------------------------------------------------------------
ITS:                                SENIOR VICE PRESIDENT - FINANCE, AND
                                    CHIEF FINANCIAL OFFICER
--------------------------------------------------------------------------------
SIGNATURE
--------------------------------------------------------------------------------
DATE
--------------------------------------------------------------------------------

                          UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                             )     CHAPTER 11
                                    )
 WESTPOINT STEVENS INC. I           )     CASE NO.         03-13533-RDD

             REPORTING PERIOD             JUNE 1, 2003 TO JUNE 30, 2003

                             STATEMENT OF OPERATIONS

(in $ thousands)

---------------------------------------------------------------------------------------------------------------------
Total sales                                                                                                  $ 4,780
---------------------------------------------------------------------------------------------------------------------

Cost of sales                                                                                                  3,034
---------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                                                                                   1,746
---------------------------------------------------------------------------------------------------------------------

Selling and administrative expenses
   Selling expense                                                                                                 3
   Warehousing and shipping                                                                                      142
   Advertising                                                                                                     -
   Division administrative expense                                                                                 -
   MIS expense                                                                                                     -
   Corporate administrative expense                                                                              170
---------------------------------------------------------------------------------------------------------------------
TOTAL SELLING AND ADMINISTRATIVE EXPENSE                                                                         315
---------------------------------------------------------------------------------------------------------------------

Restructuring and impairment charge                                                                                -
Goodwill impairment charge                                                                                         -

---------------------------------------------------------------------------------------------------------------------
Profit / (loss) from operations                                                                                1,431
---------------------------------------------------------------------------------------------------------------------

Interest expense
   Interest expense - outside                                                                                      -
   Capitalized interest expense                                                                                    -
   Interest expense - intercompany                                                                                 -
   Interest income                                                                                                 -
   Interest income - intercompany                                                                                168
---------------------------------------------------------------------------------------------------------------------
NET INTEREST EXPENSE                                                                                            (168)
---------------------------------------------------------------------------------------------------------------------

Other expense
   Miscellaneous                                                                                                   -
   Royalties - intercompany                                                                                      190
   Transaction gain/loss                                                                                           -
---------------------------------------------------------------------------------------------------------------------
Total other expense                                                                                              190
---------------------------------------------------------------------------------------------------------------------

Other income
   Royalties - intercompany                                                                                    3,700
   Dividends                                                                                                       -
   Sale of assets                                                                                                  -
   Miscellaneous                                                                                                   -
---------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                                                                             3,700
---------------------------------------------------------------------------------------------------------------------
Net other expense                                                                                             (3,510)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Income (loss) before Chapter 11 reorganization expenses
  and income taxes (benefit) and extraordinary item                                                            5,109
---------------------------------------------------------------------------------------------------------------------

Chapter 11 reorganization expenses                                                                                 -

Income taxes (benefit)                                                                                         1,791

---------------------------------------------------------------------------------------------------------------------
Income (loss) before extraordinary item                                                                        3,318
---------------------------------------------------------------------------------------------------------------------

Extraordinary item - net of taxes                                                                                  -

---------------------------------------------------------------------------------------------------------------------
   Net income (loss)                                                                                         $ 3,318
---------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                             )     CHAPTER 11
                                    )
 WESTPOINT STEVENS INC.             )     CASE NO.  03-13532-RDD

              REPORTING PERIOD            JUNE 1, 2003 TO JUNE 30, 2003

                            MONTHLY OPERATING REPORT

--------------------------------------------------------------------------------

                                                                      SCHEDULE
                     REQUIRED DOCUMENTS                               ATTACHED
--------------------------------------------------------------------------------
Income Statement                                                         X
--------------------------------------------------------------------------------
Balance Sheet                                                            X
--------------------------------------------------------------------------------
Statement of Cash Flows                                                  X
--------------------------------------------------------------------------------
Schedule of Federal, State, and Local Taxes
Collected, Received, Due or Withheld                                     X
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DEBTOR'S ADDRESS:                  507 WEST 10TH STREET, WEST POINT, GA  31833
--------------------------------------------------------------------------------
PREPARER:                          DIANNE NOLEN
--------------------------------------------------------------------------------
DEBTOR'S ATTORNEY:                 WEIL, GOTSHAL & MANGES LLP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONTHLY DISBURSEMENTS:                                           $ 111,606,893
--------------------------------------------------------------------------------
MONTHLY PROFIT (LOSS):                                           $ (32,929,000)
--------------------------------------------------------------------------------


  The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

--------------------------------------------------------------------------------
DEBTOR-IN-POSSESSION               WESTPOINT STEVENS INC.
--------------------------------------------------------------------------------
BY:                                LESTER D. SEARS
--------------------------------------------------------------------------------
ITS:                               SENIOR VICE PRESIDENT - FINANCE, AND
                                   CHIEF FINANCIAL OFFICER
--------------------------------------------------------------------------------
SIGNATURE
--------------------------------------------------------------------------------
DATE
--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                            )           CHAPTER 11
                                   )
 WESTPOINT STEVENS INC.            )           CASE NO.      03-13532-RDD

             REPORTING PERIOD                  JUNE 1, 2003 TO JUNE 30, 2003

                             STATEMENT OF OPERATIONS

(in $ thousands)

--------------------------------------------------------------------------------------------------------------------------
TOTAL SALES                                                                                                     $ 123,171
--------------------------------------------------------------------------------------------------------------------------

Cost of sales                                                                                                     107,905
--------------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                                                                                       15,266
--------------------------------------------------------------------------------------------------------------------------

Selling and administrative expenses
   Selling expense                                                                                                  4,081
   Warehousing and shipping                                                                                         5,533
   Advertising                                                                                                        463
   Division administrative expense                                                                                    450
   MIS expense                                                                                                      1,548
   Corporate administrative expense                                                                                 1,007
--------------------------------------------------------------------------------------------------------------------------
TOTAL SELLING AND ADMINISTRATIVE EXPENSE                                                                           13,082
--------------------------------------------------------------------------------------------------------------------------

Restructuring and impairment charge                                                                                 2,463
Goodwill impairment charge                                                                                         37,114

--------------------------------------------------------------------------------------------------------------------------
Profit / (loss) from operations                                                                                   (37,393)
--------------------------------------------------------------------------------------------------------------------------

Interest expense
   Interest expense - outside                                                                                       4,663
   Capitalized interest expense                                                                                         -
   Interest expense - intercompany                                                                                     74
   Interest income                                                                                                      2
   Interest income - intercompany                                                                                       -
--------------------------------------------------------------------------------------------------------------------------
NET INTEREST EXPENSE                                                                                                4,735
--------------------------------------------------------------------------------------------------------------------------

Other expense
   Miscellaneous                                                                                                    1,088
   Royalties - intercompany                                                                                         3,700
   Transaction gain/loss                                                                                                -
--------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER EXPENSE                                                                                                 4,788
--------------------------------------------------------------------------------------------------------------------------

Other income
   Royalties - intercompany                                                                                             -
   Dividends                                                                                                            -
   Sale of assets                                                                                                       -
   Miscellaneous                                                                                                       67
--------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                                                                                     67
--------------------------------------------------------------------------------------------------------------------------
Net other expense                                                                                                   4,721
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Income (loss) before Chapter 11 reorganization expenses
  and income taxes (benefit) and extraordinary items                                                              (46,849)
--------------------------------------------------------------------------------------------------------------------------

Chapter 11 reorganization expenses                                                                                  4,694

Income taxes (benefit)                                                                                            (18,614)

--------------------------------------------------------------------------------------------------------------------------
Income (loss) before extraordinary item                                                                           (32,929)
--------------------------------------------------------------------------------------------------------------------------

Extraordinary item - net of taxes                                                                                       -

--------------------------------------------------------------------------------------------------------------------------
   Net income (loss)                                                                                            $ (32,929)
--------------------------------------------------------------------------------------------------------------------------


                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                                )    CHAPTER 11
                                       )
 J.P. STEVENS & CO., INC.              )    CASE NO.               03-13534-RDD

              REPORTING PERIOD                    JUNE 1, 2003 TO JUNE 30, 2003

                 MONTHLY OPERATING REPORT

--------------------------------------------------------------------------------

                                                                    SCHEDULE
                     REQUIRED DOCUMENTS                             ATTACHED
--------------------------------------------------------------------------------
Income Statement                                                       X
--------------------------------------------------------------------------------
Balance Sheet                                                          X
--------------------------------------------------------------------------------
Statement of Cash Flows                                                X
--------------------------------------------------------------------------------
Schedule of Federal, State, and Local Taxes
Collected, Received, Due or Withheld                                   X
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DEBTOR'S ADDRESS:                  507 WEST 10TH STREET, WEST POINT, GA  31833
--------------------------------------------------------------------------------
PREPARER:                          DIANNE NOLEN
--------------------------------------------------------------------------------
DEBTOR'S ATTORNEY:                 WEIL, GOTSHAL & MANGES LLP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONTHLY DISBURSEMENTS:                                                   $ -
--------------------------------------------------------------------------------
MONTHLY PROFIT (LOSS):                                                   $ -
--------------------------------------------------------------------------------


  The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

--------------------------------------------------------------------------------
DEBTOR-IN-POSSESSION               J.P. STEVENS & CO., INC.
--------------------------------------------------------------------------------
BY:                                LESTER D. SEARS
--------------------------------------------------------------------------------
ITS:                               SENIOR VICE PRESIDENT - FINANCE, AND
                                   CHIEF FINANCIAL OFFICER
--------------------------------------------------------------------------------
SIGNATURE
--------------------------------------------------------------------------------
DATE
--------------------------------------------------------------------------------

        SOUTHERN DISTRICT OF NEW YORK

 IN RE:                             )           CHAPTER 11
                                    )
 J.P. STEVENS & CO., INC.           )           CASE NO.         03-13534-RDD

            REPORTING PERIOD                    JUNE 1, 2003 TO JUNE 30, 2003

                             STATEMENT OF OPERATIONS

(in $ thousands)

--------------------------------------------------------------------------------------------------------------------------------
TOTAL SALES                                                                                                                 $ -
--------------------------------------------------------------------------------------------------------------------------------

Cost of sales                                                                                                                 -
--------------------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------

Selling and administrative expenses
   Selling expense                                                                                                            -
   Warehousing and shipping                                                                                                   -
   Advertising                                                                                                                -
   Division administrative expense                                                                                            -
   MIS expense                                                                                                                -
   Corporate administrative expense                                                                                           -
--------------------------------------------------------------------------------------------------------------------------------
TOTAL SELLING AND ADMINISTRATIVE EXPENSE                                                                                      -
--------------------------------------------------------------------------------------------------------------------------------

Restructuring and impairment charge                                                                                           -
Goodwill impairment charge                                                                                                    -

--------------------------------------------------------------------------------------------------------------------------------
Profit / (loss) from operations                                                                                               -
--------------------------------------------------------------------------------------------------------------------------------

Interest expense
   Interest expense - outside                                                                                                 -
   Capitalized interest expense                                                                                               -
   Interest expense - intercompany                                                                                            -
   Interest income                                                                                                            -
   Interest income - intercompany                                                                                             -
--------------------------------------------------------------------------------------------------------------------------------
NET INTEREST EXPENSE                                                                                                          -
--------------------------------------------------------------------------------------------------------------------------------

Other expense
   Miscellaneous                                                                                                              -
   Royalties - intercompany                                                                                                   -
   Transaction gain/loss                                                                                                      -
--------------------------------------------------------------------------------------------------------------------------------
Total other expense                                                                                                           -
--------------------------------------------------------------------------------------------------------------------------------

Other income
   Royalties - intercompany                                                                                                   -
   Dividends                                                                                                                  -
   Sale of assets                                                                                                             -
   Miscellaneous                                                                                                              -
--------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                                                                                            -
--------------------------------------------------------------------------------------------------------------------------------
Net other expense                                                                                                             -
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Income (loss) before Chapter 11 reorganization expenses
  and income taxes (benefit) and extraordinary item                                                                           -
--------------------------------------------------------------------------------------------------------------------------------

Chapter 11 reorganization expenses                                                                                            -

Income taxes (benefit)                                                                                                        -

--------------------------------------------------------------------------------------------------------------------------------
Income (loss) before extraordinary item                                                                                       -
--------------------------------------------------------------------------------------------------------------------------------

Extraordinary item - net of taxes                                                                                             -

--------------------------------------------------------------------------------------------------------------------------------
   Net income (loss)                                                                                                        $ -
--------------------------------------------------------------------------------------------------------------------------------